UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2008
                                                           -------------


                        Energy Services Acquisition Corp.
             (Exact name of Registrant as specified in its charter)

        Delaware                           001-32998              20-4606266
        ---------                          ---------              ----------
(State or Other Jurisdiction       (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                        Identification No.)

               2450 First Avenue, Huntington, West Virginia 25703
                    (Address of principal executive offices)

                                 (304) 528-2791
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events
               ------------

               On July 31, 2008, Energy Services Acquisition Corp. (the "Company") announced the adjournment of their Special Meeting to August 15, 2008 at 10:00 a.m. to be held at the Pullman Plaza Hotel in Huntington, West Virginia. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------


         (d)   Exhibits:

               The following Exhibit is attached as part of this report:

               99.1 Press release of Energy Services Acquisition Corp. announcing the postponement of their Special Meeting.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENERGY SERVICES ACQUISITION CORP.



DATE: July 31, 2008                        By: /s/ Marshall T. Reynolds
                                               -------------------------------
                                               Marshall T. Reynolds
                                               Chairman, Chief Executive Officer
                                                and Secretary
                                               (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit No.      Description
----------       -----------

99.1             Press   release   of  Energy  Services   Acquisition  Corp.
                 announcing  the postponement of their Special Meeting.